HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	September 20, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$139,620,805.62	$2,116,646.72	$216,412.25	$0.00	$0.00	$0.00	$0.00	$137,504,158.90
A-X	$491,441,873.89	$0.00	$689,781.87	$25,260.71	$0.00	$0.00	$0.00	$487,049,146.19
2A-1	$320,320,024.72	$2,291,359.42	$496,496.04	$0.00	$0.00	$0.00	$0.00	$318,028,665.30
B-1	$11,472,053.49	$3,645.52	$20,554.10	$0.00	$0.00	$0.00	$0.00	$11,468,407.97
B-2	$6,828,083.72	$2,169.79	$14,794.18	$0.00	$0.00	$0.00	$0.00	$6,825,913.93
B-3	$4,370,211.62	$1,388.74	$9,468.79	$0.00	$0.00	$0.00	$0.00	$4,368,822.88
B-4	$3,003,404.63	$954.40	$6,507.38	$0.00	$0.00	$0.00	$0.00	$3,002,450.23
B-5	$3,549,929.06	$1,128.08	$7,691.51	$0.00	$0.00	$0.00	$0.00	$3,548,800.98
B-6	$2,189,407.59	$695.74	$4,743.72	$0.00	$0.00	$0.00	$0.00	$2,188,711.85
A-R	$0.00	$0.00	$0.11	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$491,441,874.06	$4,417,988.41	$1,466,449.95	$25,260.71	$0.00	$0.00	$0.00	$487,049,146.36

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$44,544.31	$0.00	N/A	$11,756.27	N/A	$0.00	N/A	$56,300.58
PO-2	$43,409.30	$0.00	N/A	$13,504.44	N/A	$0.00	N/A	$56,913.74
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	14.11097813	1.44274833	0.00000000	0.00000000	916.69439267	1.86000%
A-X	$550,777,437.00	41161PDM2	0.00000000	1.25237859	0.04586373	0.00000000	884.29393340	1.74599%
2A-1	$369,107,000.00	41161PDL4	6.20784602	1.34512767	0.00000000	0.00000000	861.61645620	1.86000%
B-1	$11,566,000.00	41161PDP5	0.31519281	1.77711395	0.00000000	0.00000000	991.56216237	2.15000%
B-2	$6,884,000.00	41161PDQ3	0.31519320	2.14906740	0.00000000	0.00000000	991.56216299	2.60000%
B-3	$4,406,000.00	41161PDR1	0.31519292	2.14906718	0.00000000	0.00000000	991.56216069	2.60000%
B-4	$3,028,000.00	41161PDS9	0.31519155	2.14906869	0.00000000	0.00000000	991.56216314	2.60000%
B-5	$3,579,000.00	41161PDT7	0.31519419	2.14906678	0.00000000	0.00000000	991.56216262	2.60000%
B-6	$2,207,337.00	41161PDU4	0.31519428	2.14906922	0.00000000	0.00000000	991.56216291	2.60000%
A-R	$100.00	41161PDN0	0.00000000	1.10000000	0.00000000	0.00000000	0.00000000	3.73790%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	September 20, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$148,772,365.67	$342,669,508.22	$491,441,873.89
Scheduled Principal	$47,966.86	$108,242.01	$156,208.87
Curtailments & Curtailment Adjustments	$71,875.35	$119,207.58	$191,082.93
Prepayments	$1,999,740.77	$2,070,955.84	$4,070,696.61
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$0.00	$0.00	$0.00
Total Principal Distribution	$2,119,582.98	$2,298,405.43	$4,417,988.41
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$11,756.27	$13,504.44	$25,260.71
Ending Balance	$146,664,538.96	$340,384,607.23	$487,049,146.19

Scheduled Interest and reductions from:
Scheduled Interest	$513,620.17	$1,140,750.84	$1,654,371.01
Less Servicing Fee	$46,491.37	$107,083.94	$153,575.31
Less LPMI	$3,306.73	$4,426.84	$7,733.57
Less Deferred Interest	$11,756.27	$13,504.44	$25,260.71
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$223.16	$514.00	$737.16
Less Custodial Fee	$185.97	$428.34	$614.30
Total Interest Distribution	$451,656.68	$1,014,793.28	$1,466,449.95

Available Funds:	$2,571,239.66	$3,313,198.71	$5,884,438.36

Mortgage Loan Characteristics:
Weighted Average Loan Rate	4.14287%	3.99481%	4.03963%
Weighted Average Net Loan Rate	3.73790%	3.60101%	3.64245%
Weighted Average Adjusted Cap Rate	3.64307%	3.55372%	3.58077%
Number of Loans	811	887	1,698
Weighted Average Remaining Term	352	353	353
Mortgage Loan Balance of One-Month LIBOR Loans	$63,985,278.07	$177,147,559.12	$241,132,837.19
Mortgage Loan Balance of COFI Loans	$27,506,551.54	$29,461,450.85	$56,968,002.39
Mortgage Loan Balance of MTA Loans	$55,172,709.35	$133,775,597.26	$188,948,306.61
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$173,919.85
Unreimbursed Advances			$177,713.92

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	September 20, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	93.878557%	93.490499%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	6.121443%	6.509501%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$4,961,295.26
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	0	$0.00	0	$0.00	0	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00
Total	0	$0.00	0	$0.00	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	1	$81,821.73	0	$0.00	0	$0.00	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00	$0.00
Total	1	$81,821.73	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$137,504,158.90	N/A
A-X	$56,300.58	$56,913.74
2A-1	N/A	$318,028,665.30
B-1	$3,324,807.79	$8,143,600.18
B-2	$1,978,901.68	$4,847,012.25
B-3	$1,266,566.07	$3,102,256.81
B-4	$870,440.78	$2,132,009.45
B-5	$1,028,833.40	$2,519,967.58
B-6	$634,529.77	$1,554,182.08

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00